UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2015

COURIER CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-34268	04-2502514
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

15 Wellman Avenue North Chelmsford, MA	01863
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 251-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Merger Agreement

On January 16, 2015, Courier Corporation, a Massachusetts corporation (“Courier”), Quad/Graphics, Inc., a Wisconsin corporation (“Quad”), Max Sub, Inc., a Massachusetts corporation and a direct wholly-owned subsidiary of Quad (“Merger Sub”), and QGBC, LLC, a Massachusetts limited liability company and a direct, wholly-owned subsidiary of Quad (“Merger LLC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Merger Sub will merge with and into Courier (the “Merger”), with Courier being the surviving company, immediately followed by a merger of Courier with and into Merger LLC (the “LLC Merger”, and together with the Merger, the “Mergers”), with Merger LLC being the surviving company, surviving as a wholly-owned subsidiary of Quad.

Subject to the terms of the Merger Agreement, which has been unanimously approved by the boards of directors of Courier and Quad, at the effective time of the Merger (the “Effective Time”), each share of Courier common stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive, at the election of the holder, either (i) $20.50 in cash, without interest (the “Cash Consideration”), or (ii) 0.9301 shares of Quad common stock, without interest (the “Stock Consideration”, and together with the Cash Consideration, the “Merger Consideration”).

At the Effective Time, each outstanding option to purchase Courier common stock, whether or not exercisable, shall be cancelled and converted into the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the excess, if any, of (A) the Cash Consideration over (B) the per share exercise price for such Courier option and (ii) the total number of shares underlying such Courier option.  At the Effective Time, each Courier restricted stock award shall be cancelled and converted into only the right to receive a lump-sum cash payment (without interest and less any applicable withholding taxes) equal to (i) the product of (A) the Cash Consideration and (B) the number of shares underlying such restricted stock award, plus (ii), pursuant to the applicable award documents, a cash tax assistance payment equal to 30% of the value of the vested restricted stock.

The Merger Agreement contains customary representations, warranties and covenants of Courier and Quad, including, among others, (i) covenants by Courier to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Mergers and not to engage in certain kinds of transactions during such period and (ii) representations and warranties of Quad as to its capitalization and available cash.  Courier has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit Courier’s board of directors to comply with its fiduciary duties, enter into discussions concerning, or furnish non-public information in connection with, any proposals for alternative business combination transactions.  The board of directors of Courier has unanimously adopted resolutions recommending the approval of the Merger Agreement by Courier’s stockholders, and has agreed to hold a stockholder meeting to consider and vote upon the adoption and approval of the Merger Agreement.

The Mergers are conditioned upon, among other things, (i) adoption and approval of the Merger Agreement by the stockholders of Courier, (ii) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and (iii) the effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”) with respect to the shares of Quad common stock to be issued pursuant to the Merger, as well as other customary conditions.

The obligation of each party to consummate the Mergers is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its obligations under the Merger Agreement and the other party having not suffered a material adverse effect.

The Merger Agreement contains certain termination rights for both Courier and Quad, and provides that, upon termination of the Merger Agreement under specified circumstances, Courier may be required to pay Quad a termination fee in an amount equal to $10 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference.  The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about Courier or Quad, Merger Sub or Merger LLC, contains representations and warranties of each of Courier and Quad, Merger Sub and Merger LLC.  The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement.  Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of a specific date and are modified in important part by the underlying disclosure schedules.  In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact.

Voting Agreements

Simultaneously with the execution of the Merger Agreement, each director and executive officer of Courier (and certain related trusts) entered into separate voting agreements with Quad (collectively, the “Voting Agreements”) pursuant to which such parties have agreed, among other things, to vote their respective shares of Courier common stock for the approval of the Merger Agreement. The parties signing the Voting Agreements currently own an aggregate of approximately 9.64% of the outstanding Courier shares. The Voting Agreements terminate upon the termination of the Merger Agreement in accordance with their terms. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, a copy of which is filed as Exhibit 99.1 hereto and is hereby incorporated into this report by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

On January 16, 2015, prior to the execution of the Merger Agreement, Courier’s board of directors approved an amendment (the “Amendment”) to the Shareholder Rights Agreement between Courier and Computershare Trust Company, N.A. (“Rights Agent”), dated as of March 18, 2009 (the “Rights Agreement”).

The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger Agreement and the Voting Agreements (the “Transaction Agreements”) and the transactions contemplated by the Transaction Agreements and the Merger.  The Amendment provides that the execution and delivery of the Transaction Agreements or the consummation of the Merger or the other transactions contemplated in the Transaction Agreements will not result in either of Quad or Merger Sub being deemed an “Acquiring Person” (as such term is defined in the Rights Agreement).  In addition, the Amendment provides that none of a “Stock Acquisition Date,” a “Distribution Date,” a “Section 11(a)(ii) Event” or a “Section 13 Event” (each as defined in the Rights Agreement) will occur by reason of the approval or execution of the Transaction Agreements or the announcement or consummation of the Merger and the other transactions contemplated by the Transaction Agreements.  The Amendment also provides that the Rights Agreement shall expire immediately prior to the Effective Time.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is hereby incorporated into this report by reference..

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Indemnification Agreements

On January 16, 2015, Courier’s board of directors approved a form of indemnification agreement and authorized Courier to enter into such an agreement with each of its directors.  The indemnification agreements provide, among other matters, that Courier will indemnify each director to the fullest extent permitted by law, advance to such director all related expenses (subject to reimbursement if it is subsequently determined that indemnification is not permitted), and reimburse such director for expenses as a witness or in connection with a subpoena for a proceeding in which such director is not a party.  The form of indemnification agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01.  Other Events.

On January 16, 2015, Courier and Quad issued a joint press release announcing, among other things, the execution of the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated into this report by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 16, 2015, by and among Courier Corporation, Quad/Graphics, Inc., Merger Sub and Merger LLC.*
4.1	Amendment to Shareholder Rights Agreement, dated as of January 16, 2015, by and between Courier Corporation and Computershare Trust Company, N.A.
10.1	Form of Indemnification Agreement.
99.1	Form of Voting Agreement.
99.2	Joint press release issued on January 16, 2015 by Courier Corporation and Quad/Graphics, Inc.

*                 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Courier Corporation hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended.  These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Quad and Courier operate and beliefs of and assumptions made by Quad management and Courier management, involve uncertainties that could significantly affect the financial results of Quad or Courier or the combined company.  Words such as “aim,” “expect,” “anticipate,” “intend,” “plan,” “goal,” “believe,” “hope,” “seek,” “target,” “continue,” “estimate,” “will,” “may,” “would,” “could,” “should,” or variations of such words and similar expressions or the negative thereof are intended to identify such forward-looking statements, which generally are not historical in nature.  Such forward-looking statements include, but are not limited to, statements regarding the financial condition, results of operations and business of Quad and Courier and the combined businesses of Quad and Courier and certain plans and objectives of Quad and Courier with respect thereto, including the expected benefits of the proposed transactions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.  Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, (iii) increased or unanticipated competition, (iv) risks associated with acquisitions, (v) availability of financing and capital, (vi) risks associated with achieving expected revenue synergies or cost savings, (vii) risks associated with the ability to consummate the transaction and the timing of the closing of the transaction, (viii) risks associated with the integration of Quad’s and Courier’s respective businesses, and (ix)

those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Quad and Courier from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Quad nor Courier undertakes any duty to update any forward-looking statements appearing in this document.

Additional Information about the Proposed Transaction and Where to Find It:

In connection with the proposed transaction, Quad expects to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Courier that also constitutes a prospectus of Quad. Courier will mail the proxy statement/prospectus to its shareholders. Quad and Courier also plan to file other relevant documents with the SEC regarding the proposed transaction.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Quad and Courier with the SEC at the SEC’s website at www.sec.gov.  Copies of the documents filed by Quad with the SEC will be available free of charge on Quad’s website at www.qg.com or by contacting Quad Investor Relations at (414) 566-2464.  Copies of the documents filed by Courier with the SEC will be available free of charge on Courier’s website at www.courier.com or by contacting Courier Investor Relations at (978) 251-6136.

This communication is not a solicitation of a proxy from any investor or shareholder.  However, Courier and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  You can find information about Courier’s executive officers and directors in Courier’s annual report on Form 10-K filed on December 1, 2014 and its definitive proxy statement filed with the SEC on December 10, 2013.  Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from Courier using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COURIER CORPORATION

Dated: January 16, 2015	By:	/s/ James F. Conway III
		Name:	James F. Conway III
		Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 16, 2015, by and among Courier Corporation, Quad/Graphics, Inc., Merger Sub and Merger LLC.*
4.1	Amendment to Shareholder Rights Agreement, dated as of January 16, 2015, by and between Courier Corporation and Computershare Trust Company, N.A.
10.1	Form of Indemnification Agreement.
99.1	Form of Voting Agreement.
99.2	Joint press release issued on January 16, 2015 by Courier Corporation and Quad/Graphics, Inc.

*                 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Courier Corporation hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.